Copyright @ D-Wave1

Copyright @ D-Wave2 The D-Wave Difference Investor Day, June 2026

Investor Day Agenda

1:00	Opening Remarks
1:05	Keynote – Dr. Alan Baratz, Chief Executive Officer
1:50	Q&A Session
2:05	Annealing Quantum Computing – Dr. Trevor Lanting, Chief Development Officer
2:30	Gate-Model Quantum Computing – Dr. Trevor Lanting; Dr. Rob Schoelkopf, Chief Scientist
2:55	Q&A Session
3:10	Go-To-Market – Lorenzo Martinelli, Chief Revenue Officer
3:20	Financial Overview – John M. Markovich, Chief Financial Officer
3:35	Q&A Session
4:00	Reception

3
Copyright @ D-Wave

D-Wave QUANTUM REALIZED.

Copyright @ D-Wave4 Certain statements in this presentation are forward-looking, as defined in the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by the following words: “believe,” “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “trend,” “estimate,” “predict,” “project,” “potential,” “seem,” “seek,” “future,” “outlook,” “forecast,” “projection,” “continue,” “ongoing,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These forward-looking statements include, but are not limited to, statements regarding or relating to the proposed $100 million of funding to the Company under the U.S. CHIPS and Science Act administered by the U.S. Department of Commerce (the “Department”), our proposed issuance of $100 million in shares of the Company’s common stock (the “Shares”) to the Department, our expected research and development initiatives and plans in connection with such proposed funding, the expected benefits of our acquisition of Quantum Circuits Inc., our development and commercialization plans, dual-platform roadmap and milestones, and plans to accelerate the projected time to a scaled, error-corrected gate model quantum computer, among others. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of our management. These forward-looking statements are not predictions of actual performance and are subject to a number of risks and uncertainties, including, but not limited to, the risk that definitive award documents for the proposed funding are not executed within the timeframe or on the terms contemplated by the Company or at all; the risk that the Department suspends or terminates award negotiations; the risk that we are unable to satisfy the conditions to disbursement of any portion of the funding, including project milestones; the availability of appropriated funds; the risk of dilution to existing stockholders from our issuance of the Shares to the Department; and the other risks and uncertainties described under the caption “Item 1A. Risk Factors” in Part I of our most recent Annual Report on Form 10-K or any updates discussed under the caption “Item 1A. Risk Factors” in Part II of our Quarterly Reports on Form 10-Q and in our other filings with the Securities and Exchange Commission. Undue reliance should not be placed on the forward-looking statements in this presentation in making an investment decision, which are based on information available to us on the date hereof. We undertake no duty to update this information unless required by law, This presentation contains estimates and other statistical data made by independent third parties and by us relating to our industry, potential market size and potential market share, including information and estimates based on industry surveys, publications and other publicly available information, third party data, and research reports. This information involves assumptions and limitations which may significantly impact its accuracy, and you are cautioned not to give undue weight to such estimates and other statistical data. Neither we nor any other person makes any representation as to the accuracy or completeness of such information or undertakes any obligation to update it. As used in this presentation, “Bookings” is an operating metric that is defined as customer orders received that are expected to generate net revenues in the future. Q1 2026 Bookings includes $2.3 million in Quantum Circuits bookings that were closed immediately prior to the completion of the acquisition of Quantum Circuits in January 2026. We present the operating metric of Bookings because it reflects customers' demand for our products and services and to assist readers in analyzing our potential performance in future periods.

Copyright @ D-Wave5 Dr. Alan Baratz President and CEO, D-Wave

Copyright @ D-Wave6 “If you think you understand quantum mechanics, you don’t understand quantum mechanics.” R I C H A R D P. F E Y N M A N

Copyright @ D-Wave7 What is Quantum Computing? Classical Energy efficient computing for solving hard computational problems Using quantum mechanical effects to dramatically speed up computations Gate-Model Annealing

Copyright @ D-Wave8 Commercially viable products 0201 Address the full market Significant customer value 03 Finding the Signal in Noise

Copyright @ D-Wave9 Commercially viable products 0201 Address the full market Significant customer value 03 With A Viable Path To All Three We Believe D-Wave Is The Only Company

Copyright @ D-Wave10 Commercially viable products 0201 Address the full market Significant customer value 03 With A Viable Path To All Three We Believe D-Wave Is The Only Company

Copyright @ D-Wave11 BCG’s Projection for the Quantum Computing Market Optimization Machine learning $100B – $220B $95B – $250B Cryptography $40B – $80B Simulation $175B – $330B $850B Market Opportunity Source: BCG’s 2021 Forecast by Use-Case Category, Industry Interviews, BCG Analysis

Copyright @ D-Wave12 BCG’s Projection for the Quantum Computing Market Optimization Machine learning $100B – $220B $95B – $250B Cryptography $40B – $80B Simulation $175B – $330B $850B Market opportunity$100B $220B Optimization alone is a huge market and requires annealing $135B $171B Global video game market Global semiconductor equipment market $197B Global construction equipment market $213B Global cybersecurity market S I M I L A R - S I Z E D M A R K E T S Source: BCG’s 2021 Forecast by Use-Case Category, Industry Interviews, BCG Analysis

Copyright @ D-Wave13 Commercially viable products 0201 Address the full market Significant customer value 03 Sources: BCG’s 2021 Forecast, SEMI, Gartner, Newzoo

Copyright @ D-Wave14 A commercially viable product is when a customer uses quantum computing as part of their business operations.

Full-Stack

Commercial Annealing Quantum Platform

Advantage2™	Leap™	Ocean™	Stride™	Launch™
Quantum Computers	Cloud Services	Developer Tools	Hybrid Solver	Professional Services
HARDWARE	SOFTWARE	SOFTWARE	SOFTWARE	SERVICE

PRESTIGIOUS CUSTOMER BASE

Leading chemical company *Global auto manufacturer* *Major telecom provider*

15 Copyright @ D-Wave

D-Wave QUANTUM REALIZED.

Copyright @ D-Wave16 Frontier Classical Computer Minutes to Solve Electricity equivalent: Global annual consumption B I C L I Q U E L A T T I C E Quantum Supremacy Result Still Stands Two Years Later Quantum Computer Minutes to Solve Electricity equivalent: Less than $1 E N E R G Y E N E R G Y

Copyright @ D-Wave17 Annealing Scaling Roadmap 4,400 qubits Quantum Computer 100,000 qubits20,000 qubits 2025 20312029

Copyright @ D-Wave18 S C A L A B L EE F F I C I E N T F A S T Gate- Model Quantum Computing

Quantum Circuits Inc. Acquisition

Accelerating the Delivery of Gate-Model Quantum Computers

Dual-Rail Qubits

Built-in error detecting
Superconducting speed
Trapped ion fidelity



Cryogenic Control

Unique and proprietary
Reduces I/O by order of magnitude
Enables efficient scaling

FAST — EFFICIENT — SCALABLE

19
Copyright @ D-Wave

D-Wave QUANTUM REALIZED.

Copyright @ D-Wave20 E F F I C I E N T Trapped Ions or Neutral Atoms Efficient, but slow

Copyright @ D-Wave21 Superconducting Fast, but complicated and less reliable F A S T

Copyright @ D-Wave22 S C A L A B L E Dual-Rail Qubits Fast, efficient, and scalable E F F I C I E N T F A S T

Best Metrics for Comparing Gate-Model Progress: Speed and Lambda

MODALITY	SPEED (QEC cycle time)	LAMBDA (Error Reduction Rate)
Superconducting *(D-Wave)*	< 5 us	10
Superconducting *(Others)*	< 5 us	2
Trapped Ion	~30,000 us	< 10
Neutral Atom	~200,000 us	2
Photonic	N/A	N/A *(Photon loss dominated)*

Lambda Represents Bang for the Buck



QEC Distance
D=3
D=5
D=7
D=9
10^{-2}
10^{-3}
10^{-4}
10^{-5}
10^{-6}
10^{-7}
Error Rate
Lambda = 2
Lambda = 10
17
49
97
181
Physical qubits per logical

23
Copyright @ D-Wave

Copyright @ D-Wave24 F A U L T - T O L E R A N T E R AP O S T - N I S Q E R A Gate-Model Roadmap 2026 17 physical qubits 2X Error reduction factor 2027 49 physical qubits 20X Error reduction factor 2028 181 physical qubits 2000X Error reduction factor 2030 10 logical qubits > 2000X Error reduction factor 2032 100 logical qubits > 2000X Error reduction factor Current physical error rates of 10-3 projected to be reduced by > 2000x Enables circuits with millions of gates

Copyright @ D-Wave25 Accelerated R&D Expedited delivery Real-world applications LOI for $100 Million Investment from U.S. Government

Copyright @ D-Wave26 Commercially viable products 0201 Address the full market Significant customer value 03

Copyright @ D-Wave27

Quantum-assisted AI outperforms classical LLM training in drug discovery. Copyright @ D-Wave28

Blockchain Development with PostQuant Labs

CLASSICAL COMPUTER



ENERGY

1599 nodes

Massive energy cost



BLOCKCHAIN

QUANTUM COMPUTER



One D-Wave annealing node winning most of the blocks

Dramatic energy reduction

ENERGY

29
Copyright @ D-Wave

D-Wave QUANTUM REALIZED.

Copyright @ D-Wave30 “If you think you understand quantum mechanics, you don’t understand quantum mechanics.” R I C H A R D P. F E Y N M A N

Copyright @ D-Wave31 Commercially viable products 0201 Address the full market Significant customer value 03

Copyright @ D-Wave32 Q&A Session

Copyright @ D-Wave33 Dr. Trevor Lanting Chief Development Officer Dr. Rob Schoelkopf Chief Scientist

Annealing and Gate-Model Quantum Computers for Full Range of Customer Problems

Annealing	Annealing or Gate-Model	Gate-Model
Production-Ready Today Optimization AI/ML & GenAI Research		Production-Ready in 5+ Years Quantum Chemistry Materials Design Research

Problem Types

COMBINATORIAL OPTIMIZATION	LINEAR ALGEBRA & FACTORIZATION	DIFFERENTIAL EQUATIONS
Workforce Scheduling	Machine Learning	Designer Drugs
Logistics Routing	Cryptography	Everlasting Batteries
Production Scheduling	Drug Discovery	3D Fluid Dynamics

34
Copyright @ D-Wave
D-Wave QUANTUM REALIZED.

Dual Platform Strategy to Capture Full Market

Platform Innovation

Annealing Systems

- advantage™ (2023)
- advantage2™ (2025)
- advantage2 Analog Digital (2027)
- advantage3™ Multi-Chip (2029)

Gate Model Systems

- 17Q Dual rail processor
- 49Q Dual rail processor
- 181Q Dual rail processor

Software

- Leap™ – Stride™ Solver launched
- Leap – Aqumen™ Software Stack
- Leap – Gate and Annealing in Leap
- Leap – Targeted solvers for ML and optimization; HPC integration

2023 2024 2025 2026 2027 2028 2029 2030

35
Copyright @ D-Wave

D-Wave QUANTUM REALIZED.

Advantage2™ Annealing Quantum Computing System

GREATER CONNECTIVITY
20-way connectivity to enable solutions to more complex problems

GREATER COHERENCE
Doubled to drive faster time-to-solution



INCREASED ENERGY SCALE
Increased by 40% to deliver higher-quality solutions

ACCESSIBLE
Via the Leap™ Quantum Cloud Service and on premises

ENTERPRISE-SCALE
Hybrid applications with up to 2 million variables

36
Copyright @ D-Wave

D-WAVE QUANTUM REALIZED.

Copyright @ D-Wave37 Coherence Drives Performance F A S T E R T I M E - T O - S O L U T I O N Q U A N T U M S U P R E M A C Y

Copyright @ D-Wave38 Annealing’s Long-Term Advantage in Optimization

Copyright @ D-Wave39 > 1000x performance differential between Advantage annealing systems and IBM gate-model system in multi-objective optimization Annealing’s Long-Term Advantage in Optimization

Copyright @ D-Wave40 Annealing Scaling Roadmap 4,400 qubits Quantum Computer 100,000 qubits20,000 qubits 2025 20312029

Copyright @ D-Wave41 Analog-Digital Quantum Computing New capabilities for commercial-scale annealing systems: in situ excitations and readout in any basis Enables major expansion of materials simulation capabilities Enables generation of complex distributions for blockchain and machine learning

The Leap Quantum Cloud Platform: **Built for Business**


DEVELOPER TOOLS & RESOURCES
Ocean
WEB CLIENT & APIS
APIs
Solvers
Dashboard
QUANTUM HARDWARE
advantage
advantage2

Production ready with
> 99.9% availability

Sub-second response times

State-of-the-art quantum and
quantum-hybrid solvers

SOC 2 Type 2 compliant

42
Copyright @ D-Wave

D:Wave
QUANTUM REALIZED.

Industry-Leading Production-Grade Quantum Cloud Service

	LEAP QUANTUM CLOUD SERVICE	TYPICAL QUANTUM CLOUD OFFERINGS
Uptime %	>99.9% availability since launch in 2018	No published uptime guarantees, often limited to system availability windows
Response Times	Real-time, sub-second response times	Long queues, usually requiring reservations
Security & Compliance	SOC 2 Type 2	Limited or no support for security & compliance
Data Protection	All data is encrypted in transit and at rest	Limited or only available through Braket / Azure
Enterprise SLAs	Optional add-on to support critical production workloads	Limited or not available
Self-Service Capabilities	User-friendly interface w/ advanced admin features	Limited or no self-service or project admin features
Commercial Production Customers	Multiple commercial customers w/ apps in production	Limited or no ability to support production applications

43
Copyright @ D-Wave

D-Wave QUANTUM REALIZED.

Copyright @ D-Wave44 The Stride Hybrid Solver Classical and quantum resources working together to solve optimization problems Supports enterprise-scale problems with up to two million variables and constraints Delivering differentiated performance on a growing set of use cases NEW: Addition of surrogate modeling allows developers to embed machine learning models directly into optimization workflows S A T E L L I T E P L A C E M E N T

Copyright @ D-Wave45 Quantum AI Applications Enhancing generative ML models with discrete latent spaces: QPUs drive potentially faster and more efficient training and inference Quantum AI Data is mapped to latent space via encoder Annealing QPU model weights trained alongside encoder+ decoder QPU then generates novel samples that are mapped back via decoder

Copyright @ D-Wave46 First Commercial Quantum AI Application Shionogi Quantum Hybrid transformer architecture delivers higher quality candidates for drug discovery application compared to classical architecture

Quantum Blockchain Applications

QUANTUM-CLASSICAL BLOCKCHAINS

On testnet with 18,500 users and 1,500+ nodes, Advantage2 system outperforming classical and winning majority of blocks


Node Locations
Geo-IP derived from publicHost; marker size scales with estimated TFLOPS
52 NODES UNLOCATED

global participation in testnet

QUANTUM PROOF OF WORK

Quantum proof of work blockchain requiring potentially orders of magnitude less power consumption



47 Copyright @ D-Wave

QUANTUM REALIZED.

Copyright @ D-Wave48 Gate Model

Why Gate-Model Development?

WHY ARE WE BUILDING GATE-MODEL SYSTEMS?

Use cases that are complementary to annealing technology

Allows us to address the full quantum computing market

Unlock quantum utility at 100 logical qubits

WHY IS NOW THE TIME TO SCALE?

Leading superconducting qubit technology

Cryogenic control technology that unlocks scale

Combination to deliver the first fault-tolerant gate-model systems

49
Copyright @ D-Wave

D-Wave QUANTUM REALIZED.

Copyright @ D-Wave50 Why Gate-Model Development? Finance Machine Learning & AI Cryptography Chemistry & Pharma Gate-model systems unlock a breadth of valuable use cases & applications • Likely earliest use-cases • New medicines, materials • Robust area of research • Portfolios, trading, models • Large market opportunity • Likely later-stage use cases • Valuable to national sec. • Recent work suggests big resource savings • Value is immense • Early use: AI for quantum • Long-term: quantum for AI Quantum Computing market*: $450B - $850B across 100+ use cases Approximately 75% of this market can be addressed with gate-model systems Breadth of high-value applications motivates large-scale investment in gate-model program *Source: BCG’s 2021 Forecast by Use-Case Category, Industry Interviews, BCG Analysis

Copyright @ D-Wave51 Ready to Scale and Win The Race Industry leading dual-rail qubit technology Achievable path to fault-tolerant systems with 10x fewer physical qubits required Cryogenic multiplexing of qubit control and readout Scalable manufacturing and packaging Reliable cryogenic platforms

Copyright @ D-Wave52 D U A L - R A I L C A V I T Y Q U B I T Dual-Rail Qubit: D-Wave’s Building Block

Copyright @ D-Wave53 Dual-Rail Qubit: D-Wave’s Building Block Cavity 1 Cavity 2 “0” “1” Logical 0 & 1 VALID QUANTUM STATES “0+1”Superposition “Error”Photon Loss INVALID STATES D U A L - R A I L C A V I T Y Q U B I T

Dual-Rail Qubit: D-Wave's Building Block

DUAL-RAIL CAVITY QUBIT


Cavity 2
Coupler
Cavity 1
Transmon
Photon
Measurement


VALID QUANTUM STATES
Cavity 1
Cavity 2
Logical 0 & 1
"0"
"1"
Superposition
"0+1"
INVALID STATES
Photon Loss
"Error"

Error detection is the key unique capability
An efficient bridge to full error correction
A novel tool for algorithm design and exploration

54
Copyright @ D-Wave
D-Wave QUANTUM REALIZED.

Superconducting Speed with Ion Trap Fidelity

D-Wave's dual-rail qubits with built-in erasure detection identify 90% of errors that occur

With erasure detection, this technology delivers gate fidelities that exceed 99.9%,

This performance will allow us to deliver logical qubits with an order of magnitude fewer physical qubits

We retain the key advantages of superconducting qubits: manufacturability and execution speed



High
99.9%
Gate Fidelity
Low
< 99.5%
Quantinuum
IonQ
Trapped ions:
High fidelity but slow
Transmons, Xmons, etc.
Fast & manufacturable
but low fidelity
IQM
IBM
Google
Rigetti
Gate Speed
Slow
1-5 ms
Fast
50-500 ns

55
Copyright @ D-Wave
QUANTUM REALIZED.

Error Correction Unlocks Commercial Applications

NISQ ERA

Noisy intermediate scale quantum computers (NISQ)

Physical qubits,
no logical qubits

Limited number of operations possible:
10s to 100s of gates

POST-NISQ ERA

Improved fidelities

Physical qubits with error detection

First availability of logical qubits

Increasing number of operations possible:
1000s of gate operations

FAULT-TOLERANT ERA

Architectures support multiple logical qubits and universal gate operations between them

Logical qubit error rates are low enough to support millions of gate operations

56
Copyright @ D-Wave
D-Wave QUANTUM REALIZED.

Copyright @ D-Wave57 Achievable Fault Tolerant Systems Dual-Rail Qubits enable scalable error correction for the first time High-performance error correction is predicted to exceed competition by wide margin Dual-rail architecture makes error correction easier to start; DR17 error rate is much lower than competition Scaling is efficient, reaching low error rates much faster using fewer qubits Error detection at single dual-rail qubit hardware level is key to efficiency gains DR181 achieves error rates to set the blueprint for scalable and efficient error correction Key Advantages of Dual-Rail Transmon Dual-Rail 2027 2026 2028 Lower error rate = Better performance 181974917 D=9D=7D=5D=3 QEC Distance

Copyright @ D-Wave58 Scalable Control Qubit control signal multiplexing and qubit readout signal multiplexing is required for large scale systems Our annealing architectures generate 100,000 cryogenic control signals with less than 300 external signal lines We demonstrated scalable cryogenic control of gate model qubits with no loss of fidelity This allows us to deliver fault tolerant architectures within a compact cryogenic platform

Copyright @ D-Wave59 Our strategy of harnessing existing manufacturing supply chains allows us to use commercial foundry services Adapting these fabrication and packaging processes to build our systems enables rapid scaling CHIPS funding will allow us to expand this effort and accelerate technology scaling Manufacturable Systems

Best Metrics for Comparing Gate-Model Progress

MODALITY	SPEED *(QEC Cycle Time)*	LAMBDA *(Error Reduction Rate)*	SCALABILITY
Superconducting *(D-Wave)*	< 5 us	10	Achieved through error detection
Superconducting *(Others)*	< 5 us	2	Standard surface code
Trapped Ion	~30,000 us	< 10	Shuttling ions
Neutral Atom	~200,000 us	2	Optical arrays
Photonic	N/A	N/A *(Photon loss dominated)*	Brute force networking

60
Copyright @ D-Wave

D-Wave QUANTUM REALIZED.

Gate-Model Roadmap

POST-NISQ ERA			FAULT-TOLERANT ERA	
2026	2027	2028	2030	2032
17	49	181	10	100
physical qubits	physical qubits	physical qubits	logical qubits	logical qubits
2X	20X	2000X	> 2000X	> 2000X
Error reduction factor	Error reduction factor	Error reduction factor	Error reduction factor	Error reduction factor
Leading error correction research platform Error-aware programming tools	Scalable modular design Partially error corrected logical qubit	Error corrected logical qubit Blueprint for scalable error correction	Leading gate model application development platform First fault tolerant algorithms	Initial applications in quantum chemistry and quantum AI

Current physical error rates of 10^{-3} projected to be reduced by > 2000x

Enables circuits with millions of gates

61
Copyright @ D-Wave

D-Wave QUANTUM REALIZED.

Three-Year Product Roadmap

Deliver the tools and capability that pave the way for fault-tolerant systems at scale

KEY DELIVERABLES

High-performance QPUs: 17 through 181 dual-rail qubits

Error awareness: Unique toolbox of programming features

Cloud services: Leap integration – seamless access

Upgraded software: Tooling through Ocean™ SDK integration, real time control, and real-time decoding

Detect and correct: Efficient scaling approach with dual-rail

ERROR AWARENESS

D-Wave's unique capability combining **error detection**, **real-time control & novel data** outputs for advanced use-cases & a faster path to quantum error correction

DR17 — 2026

Leading error correction and unique programming tools

DR49 — 2027

Scalable module design & innovative algorithm with real-time control flow

DR181 — 2028

Blueprint for fault-tolerant quantum computing with real-time decoding

62
Copyright @ D-Wave

Copyright @ D-Wave63 Ready to Scale and Win The Race Industry leading dual-rail qubit technology Achievable path to fault-tolerant systems with 10x fewer physical qubits required Cryogenic multiplexing of qubit control and readout Scalable manufacturing and packaging Reliable cryogenic platforms

Annealing and Gate-Model Quantum Computers for Full Range of Customer Problems

Annealing	Annealing or Gate-Model	Gate-Model
Production-Ready Today		Production-Ready in 5+ Years
Optimization		Quantum Chemistry
AI/ML & GenAI		Materials Design
Research		Research

Problem Types

COMBINATORIAL OPTIMIZATION	LINEAR ALGEBRA & FACTORIZATION	DIFFERENTIAL EQUATIONS
Workforce Scheduling	Machine	Designer Drugs
Logistics Routing	Learning Cryptography	Everlasting Batteries
Production Scheduling	Drug Discovery	3D Fluid Dynamics

64
Copyright @ D-Wave

D-Wave QUANTUM REALIZED.

Copyright @ D-Wave65 Q&A Session

Copyright @ D-Wave66 Lorenzo Martinelli Chief Revenue Officer

Copyright @ D-Wave67 Customers Sharing Their D-Wave Success Stories Anduril Industries AT&T BASF Boeing Davidson Technologies PolarisQB SAS Institute Shionogi UHG-Optum US Army - ERDC Ford Otosan North Wales Police NTT Docomo Pattison Food Group Pfizer 26 customers communicated publicly over past 18 months

Copyright @ D-Wave68 Accelerated Path to Customer Deployment Proof of Technology (POT) Proof of Concept (POC) Pilot Production Production Problem Definition Initial Formulation Initial Results Solution Requirements Production Formulation Testing And Evaluation Pilot Operation End-to-end Data Flows Plan For Production Full-scale Deployment Production SLA Three Environments Discovery Use Case Identification Prioritization Value Discovery G at e 0 G at e 1 G at e 2 G at e 3 D-Wave Launch Program

Copyright @ D-Wave69 Enabling Operational Excellence Scheduling Time Reduced From 10 Hours to Just Seconds Chemical Retail 80% Increase in Scheduling Efficiency Manufacturing 1,000 Vehicles Scheduled Per Run in 5 vs. 30 Min Telecom 15% Improvement in Mobile Network Utilization Pharma Accelerating Identification of Novel Small-Molecule Candidates Government 10x Faster Time-To-Solution, 9% to 12% Improvement in Threat Mitigation

Copyright @ D-Wave70 Driving Enterprise-Class Deals Hard Computational Problem Data Readiness Adoption Ease Compelling Value Decision Stakeholders

Copyright @ D-Wave71 Growing Customer Demand in Buying D-Wave Quantum Systems National Quantum Programs Secure Environments Research Labs AI Blockchain Research Universities

Copyright @ D-Wave72 Early Market Interest in D-Wave Gate-Model Quantum SystemsPaid Research QCaaS Experimentation with D-Wave’s unique error aware programming capabilities

Growth in Go-To-Market Organization Supports Customer Opportunities Across Industries and Geographies

Industries

Commercial

Business Services
Distribution
Energy
Financial Services
Healthcare
Logistics
Manufacturing

Media
Oil & Gas
Pharma
Retail
Telecom
Transportation
Utilities

Research

Education
Research Labs

Government

Defense
Public Sector

Headcount Growth

+97%

Sales (quota): +220%
Solutions (tech): +129%

Headcount Growth over the past 18 months

Bookings

Q1/26: $33.4M
YoY: +1,994%

Geographies



73
Copyright @ D-Wave

D-Wave QUANTUM REALIZED.

Copyright @ D-Wave74 John M. Markovich Chief Financial Officer

Copyright @ D-Wave75 Revenue Model – Products And Services • Quantum AI use cases – QCaaS / Systems • Quantum Blockchain: Quantum safe and energy-efficient – QCaaS / Systems • Expand opportunities across the various U.S. Government agencies • Leverage Systems Integrator (SI) and Independent Software Vendor (ISV) channels to expand customer touch points beyond direct sales Future Potential Revenue Opportunities QCaaS Professional ServicesSystems Other Support & Maintenance Training

Copyright @ D-Wave76 Recent Revenue Composition Revenue by Geography 0% 20% 40% 60% 80% 100% FY 2024 FY 2025 Q1 2026 ROW Europe Canada Japan USA ROW Europe Canada Japan USA ROW Europe Canada Japan USA Revenue by Customer Type 0% 20% 40% 60% 80% 100% FY 2024 FY 2025 Q1 2026 Research Government Commercial Research Government Commercial Research Government Commercial Revenue by Product Type 0% 20% 40% 60% 80% 100% FY 2024 FY 2025 Q1 2026 Other Professional Services QCaaS System Sales Professional Services QCaaS Professional Services QCaaS System Sales 0% 20% 40% 60% 80% 100% At Scale At Scale* Other Professional Services System Sales QCaaS *Scale approximates the revenue mix at the point of sustained profitability

Copyright @ D-Wave77 Revenue Recognition Systems • Multiple steps to a fully operational system and full revenue recognition based upon % of completion accounting • Example: Florida Atlantic University $20M Advantage2 system sale • D-Wave-owned system physically placed at a customer location / facility • Customer commits to purchase a specified share of compute capacity over a defined term for a specific field of use • Revenue generally recognized ratably over term of contract once system is fully operational • Example: Q Alliance €10M Booking expected to be recognized over five years post-installation QCaaS (Node Placements) Note: Actual revenue recognition is contract-specific and depends on the distinct performance obligations and timing within each arrangement Professional Services • Three pre-production phases (PT, POC & Pilot) averaging 3 months each with revenue recognized on a % of completion basis • Once an application is in production, the vast majority of the revenue then becomes QCaaS revenue over the term of the contract • Examples: Shionogi & Major global airline Regular QCaaS & Enterprise QCaaS Agreements Regular QCaaS: • Subscription services agreement providing access to D-Wave’s quantum computers via the Leap cloud service. Revenue recognized ratably over term of agreement • Example: NTT Docomo • Running of production application Enterprise QCaaS: • Bundled Professional Services & QCaaS • Example: Fortune 100 company $10M 2-year enterprise deal

Copyright @ D-Wave78 Key Metrics At Scale* Gross Margins at Scale: QCaaS 65% to 75% Professional Services 40% to 50% Quantum Computing Systems 75% to 90% Operating Expenses as a % of Total Operating Expenses at Scale: Research & Development 50% to 65% Sales & Marketing 25% to 33% General & Administrative 10% to 17% Annual Recurring CapEx at Scale: CapEx $15M to $25M Leap Cloud Service QCaaS Capacity: • Annual QCaaS revenue capacity of each annealing production quantum computer: $25M - $30M** • Number of annealing production quantum computers currently supporting Leap: 4 • Total annual Leap QCaaS revenue capacity: $100M - $120M **Each annealing production quantum computer costs approximately $2M to build and calibrate, that can be completed in less than 4 months *Scale approximates the revenue mix at the point of sustained profitability

Copyright @ D-Wave79 Balance Sheet / Liquidity Overview *Liquidity position refers to Q1 consolidated cash and marketable investment securities balances. Strategically deployed $250M for Quantum Circuits acquisition in Q1 2026 $- $200 $400 $600 $800 Q1 2025 Q1 2026 M IL LI O N S $304.3M $588.4M Liquidity Position* $708.2M via four ATM’s $13.3M via Stock Option Exercises $202.8M via Warrant Exercises $82.1M via ELOC Over $1B Raised since Q1 2024

Copyright @ D-Wave80 As of 05/11/2026 270+Total D-Wave US Granted Patents 590+Total D-Wave Granted and Pending Patents Worldwide 220+Exclusively Licensed Yale Granted and Pending Patents Worldwide 810+ Total Granted and Pending Worldwide Patents (including Exclusively Licensed Patents) D-Wave Patent Portfolio Highlights D-Wave owns / controls one of the world’s largest Quantum Computing IP portfolios Worldwide Granted & Pending Patents by Type Worldwide Granted & Pending Patents by Architecture Gate 31% Both 46% Annealing 22% Other 1% System 82% Software 18%

Current Security Analyst Coverage*

Current Coverage (14 analysts)		Post 2026 Q1 Earnings			
Name of Firm	Analyst	Recommendation	Price Target	2026 Revenue Estimates (in MMs)	2026 EBITDA Estimates (in MMs)
B. Riley Financial	Craig Ellis	BUY	$36.00	$38.00	($127.57)
Canaccord	Kingsley Crane	BUY	$41.00	$61.00	($120.80)
Cantor	Troy Jensen	OVERWEIGHT	$40.00	$45.00	N/A
Craig-Hallum	Richard Shannon	BUY	$35.00	$43.20	N/A
Evercore	Mark Lipacis	OUTPERFORM	$37.00	$38.14	N/A
Jefferies	Kevin Garrigan	BUY	$45.00	$38.70	N/A
Mizuho	Vijay Rakesh	OUTPERFORM	$29.00	$39.20	N/A
Needham	Quinn Bolton	BUY	$40.00	$35.00	($128.80)
Northland	Nehal Chokshi	HOLD	$22.00	$42.70	N/A
Rosenblatt	John McPeake	BUY	$43.00	$54.06	($102.70)
Roth Capital	Suji De Silva	BUY	$30.00	$42.80	N/A
Stifel	Ruben Roy	BUY	$35.00	$43.70	($112.59)
TD Cowen	Krish Sankar	BUY	N/A	$42.50	N/A
Wedbush	Antoine Legault	OUTPERFORM	$40.00	$34.80	N/A
		Average	$36.38	$42.77	($118.49)

8 out of 14 covering analysts are ranked in the top 1% of all 12,243 sell-side security analysts per TipRanks

*The analyst Recommendations, Price Targets, 2026 Revenue Estimates and 2026 EBITDA Estimates shown are prepared and published by and represent the views of independent security analysts and do not represent the opinions, forecasts or predictions of D-Wave and its management. D-Wave does not endorse, adopt or express any opinion on these recommendations, targets and estimates and undertakes no obligation to update this information, which is provided for informational purposes only and should not be construed as investment or financial advice.

81
Copyright @ D-Wave

D-Wave QUANTUM REALIZED.

Copyright @ D-Wave82 Investment Considerations Technology Leadership • Only dual-platform quantum computing company – developing and selling both annealing and gate quantum computers • Designed, developed and operating the world’s largest quantum computers • Only company to achieve quantum supremacy on a useful, real-world problem • One of the world’s largest global quantum computing patent portfolios Applications • Multiple optimization use cases with demonstrated ROI (from workforce scheduling to supply chain logistics) • Energy-efficient blockchain prototype operational as first distributed quantum application • Quantum ML & AI research and product development Customer Traction • Business applications in production • Diverse commercial customer base • In FY2025, over 135 customers comprising 70+ commercial customers, including approximately two dozen Forbes 2000 customers Production-grade Offerings • Scalable production-grade commercial systems accessible by either the Leap Cloud platform or on premises • Service Level Agreements • SOC 2 Type 2 compliant

Copyright @ D-Wave83 Q&A Session

Copyright @ D-Wave84